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                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

     ----------------------------------------------------------------------

                       STATE STREET BANK AND TRUST COMPANY
               (Exact Name of Trustee as Specified in its Charter)

                                   04-1867445
                      (I.R.S. Employer Identification No.)

                                  MASSACHUSETTS
           (Jurisdiction of Incorporation if not a U.S. National Bank)

                   225 FRANKLIN STREET, BOSTON, MASSACHUSETTS
                    (Address of Principal Executive Offices)

                                      02110
                                   (Zip Code)

   Maureen Scannell Bateman, Esq. Executive Vice President and General Counsel
                 225 Franklin Street, Boston Massachusetts 02110
                                 (617) 654-3253
            (Name, Address and Telephone Number of Agent for Service)

                                 CEPHALON, INC.
               (Exact Name of Obligor as Specified in its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                   23-2484489
                      (I.R.S. Employer Identification No.)

                    145 Brandywine Parkway, West Chester, PA
                    (Address of Principal Executive Offices)

                                      19380
                                   (Zip Code)

                   7-1/4% CONVERTIBLE SUBORDINATED DEBENTURES
                         (Title of Indenture Securities)

     ----------------------------------------------------------------------


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ITEM 1. GENERAL INFORMATION.

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

    Department of Banking and Insurance of The Commonwealth of Massachusetts
                              100 Cambridge Street
                              Boston, Massachusetts

                Board of Governors of the Federal Reserve System
                                Washington, D.C.

                      Federal Deposit Insurance Corporation
                                Washington, D.C.

     b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

            Trustee is authorized to exercise corporate trust powers.


ITEM 2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

            The obligor is not an affiliate of the trustee or of its parent, State Street Corporation (see note on page 7).


ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

          Not applicable.


ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

      Not applicable.


ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

      IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

            Not applicable.


ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF THE OBLIGOR:

          Not applicable.


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ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:

          Not applicable.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

          Not applicable.


ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

      IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

          Not applicable.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING STOCK OF THE OBLIGOR OR
(2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

          Not applicable.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

          Not applicable.


ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

          Not applicable.


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ITEM 13. DEFAULTS BY THE OBLIGOR.

     (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

          None.

     (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

          None.


ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

     IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          Not applicable.


ITEM 15. FOREIGN TRUSTEE.

     IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

      Not applicable - trustee is a banking association organized under the laws of The Commonwealth of Massachusetts.


ITEM 16. LIST OF EXHIBITS.

     LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

     __1. A copy of articles of association of the trustee as now in effect.

          A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
          Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

     __2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.

          A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22- 17940) and is incorporated herein by reference thereto.

     __3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.

          A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated


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          herein by reference thereto.

     __4. A copy of the existing by-laws of the trustee or instruments corresponding thereto.

          A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

     __5. A copy of each indenture referred to in Item 4, if the obligor is in default.

          Not Applicable.


   /X/ 6. The consents of United States institutional trustees required by
Section 321(b) of the Act.

          The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.


   /X/ 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

     __8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

          Not Applicable.


     __9. Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.

          Not Applicable.


                                      NOTE

     The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

     The answer furnished to Item 2. of this Form T-1 will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 13th day of October, 1999.



                                    STATE STREET BANK AND TRUST COMPANY


                                        /s/ Paul G. Grenier
                                    By: ---------------------------------
                                        Name: Paul G. Grenier
                                        Title: Vice President



                                    EXHIBIT 6

                               CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the issue by Cephalon, Inc. of its 7-1/4% Convertible Subordinated Debentures, State Street Bank and Trust Company hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                    STATE STREET BANK AND TRUST COMPANY


                                        /s/ Paul G. Grenier
                                    By: ----------------------------------
                                        Name: Paul G. Grenier
                                        Title: Vice President


Boston, Massachusetts
Dated: October 13, 1999

                                    EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).

                                                                                                    Thousands of
                                                                                                    Dollars
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin .......................                          1,755,237
  Interest-bearing balances ................................................                         14,209,161
Securities .................................................................                         13,027,148
Federal funds sold and securities purchased under agreements to resell in
  domestic offices of the bank and its Edge subsidiary .....................                          7,840,413
Loans and lease financing receivables:
  Loans and leases, net of unearned income .................................       8,134,756
  Allowance for loan and lease losses ......................................          88,351
  Allocated transfer risk reserve ..........................................               0
  Loans and leases, net of unearned income and allowances ..................                          8,046,405
Assets held in trading accounts ............................................                          1,753,511
Premises and fixed assets ..................................................                            529,247
Other real estate owned ....................................................                                  0
Investments in unconsolidated subsidiaries .................................                                603
Customers' liability to this bank on acceptances outstanding ...............                             76,078
Intangible assets ..........................................................                            223,035
Other assets ...............................................................                          1,481,250

                                                                                                    -----------

Total assets ...............................................................                         48,942,088
                                                                                                    ===========

LIABILITIES

Deposits:
  In domestic offices ......................................................                         13,006,374
    Noninterest-bearing ....................................................       9,462,505
    Interest-bearing .......................................................       3,543,869
  In foreign offices and Edge subsidiary ...................................                         19,913,151
    Noninterest-bearing ....................................................         444,189
    Interest-bearing .......................................................       19,468,962
Federal funds purchased and securities sold under
  agreements to repurchase in domestic offices of
  the bank and of its Edge subsidiary ......................................                         10,510,055
Demand notes issued to the U.S. Treasury ...................................                                  0
Trading liabilities ........................................................                          1,151,604

Other borrowed money .......................................................                            198,253
Subordinated notes and debentures ..........................................                                  0
Bank's liability on acceptances executed and outstanding ...................                             76,078
Other liabilities ..........................................................                          1,291,791

Total liabilities ..........................................................                         46,147,306
                                                                                                    -----------

EQUITY CAPITAL
Perpetual preferred stock and related surplus ..............................                                  0
Common stock ...............................................................                             29,931
Surplus ....................................................................                            489,739
Undivided profits and capital reserves/Net unrealized holding gains (losses)                          2,313,006
  Net unrealized holding gains (losses) on available-for-sale securities ...                            (25,610)
Cumulative foreign currency translation adjustments ........................                            (12,284)
Total equity capital .......................................................                          2,794,782
                                                                                                    -----------

Total liabilities and equity capital .......................................                         48,942,088
                                                                                                    ===========

I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                             Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                             David A. Spina
                                             Marshall N. Carter
                                             Truman S. Casner